[LOGO OF DELAWARE INVESTMENTS]






                                                                Lincoln National
                                                        International Fund, Inc.
                                                              Semi-Annual Report
                                                                   June 30, 1999

Lincoln National International Fund, Inc.


Index
         Commentary
         Statement of Net Assets
         Statement of Operations
         Statements of Changes in Net Assets
         Financial Highlights
         Notes to Financial Statements

Lincoln National International Fund, Inc.

Managed by:         [LOGO OF DELAWARE INVESTMENTS]

The Fund had a return of 9.6% for the first six months of 1999 while its benchmark, the Morgan Stanley EAFE Index, returned 4.1% for the same period.

1999 has, so far, been marked by three key themes. In the Pacific, markets rose sharply and even the relative laggards, Japan and Australia, returned 21% and 14% respectively. The euro, following its debut in January, has performed poorly depreciating 12.2% against the US dollar. Lastly, the surprising strength of economic growth in the United States has encouraged a rally in cyclical and commodity stocks worldwide.

In analyzing the returns so far this year, we believe the Fund performed well for several reasons. Our aggregate overweight position in Asia benefited returns, though our exposure to New Zealand and our low exposure to Japan dampened the effect. During the period, we had a defensive currency hedge in place to protect your UK sterling assets against currency weakness. This proved a profitable strategy over the period as sterling depreciated. Overall, the largest contributor to returns was the selection of individual securities in the portfolio. We had strongly performing securities across a range of markets and while at risk of highlighting the exceptional, Wharf Holdings in Hong Kong more than doubled over the last six months.

Our ongoing strategy for the portfolio will continue to be low weighting in the overvalued Japanese market, overweight positions in the Australasian markets, the UK and selected Continental European equity markets.

Elizabeth A. Desmond
Clive Gillmore




                             International Fund  1

Lincoln National
International Fund, Inc.

Statement of Net Assets - Unaudited
June 30, 1999

Investments:

                                              Number             Market
Common Stock:                                of Shares           Value
---------------------------------------------------------------------------

Australia:  11.2%
---------------------------------------------------------------------------
Amcor Limited                                2,351,000         $ 13,134,495
CSR Limited                                  3,762,900           10,814,123
Foster's Brewing Group                       5,160,800           14,618,660
National Australia Bank                        922,700           15,345,654
Orica Limited                                1,037,100            5,692,619
---------------------------------------------------------------------------
                                                                 59,605,551

Belgium:  1.5%
---------------------------------------------------------------------------
Electrabel                                      24,654            7,986,788
---------------------------------------------------------------------------

France:  9.1%
---------------------------------------------------------------------------
Alcatel                                         86,500           12,220,504
Compagnie De Saint-Gobain                       66,100           10,569,886
Elf Aquitaine                                  106,600           15,700,101
Societe Generale                                59,150           10,462,541
---------------------------------------------------------------------------
                                                                 48,953,032

Germany:  10.1%
---------------------------------------------------------------------------
Bayer                                          371,500           15,514,676
Bayerische Hypo-Und Verensbank                 201,400           12,861,303
Continental                                    178,600            4,288,543
Rheinisch Westfaelisches Elektric              206,900            9,614,953
Siemens                                        155,900           12,069,466
---------------------------------------------------------------------------
                                                                 54,348,941

Hong Kong:  4.9%
---------------------------------------------------------------------------
Hong Kong Electric                           2,473,000            7,968,474
Jardine Matheson Holdings                    1,682,000            8,410,000
Peregrine Investment Holdings*               2,484,500                3,202
Wharf Holdings                               3,202,000            9,987,292
---------------------------------------------------------------------------
                                                                 26,368,968

Japan:  13.5%
---------------------------------------------------------------------------
Canon                                          667,000           19,183,134
Eisai                                          495,000            9,756,815
Hitachi                                      1,408,000           13,207,268
Matsushita Electric Industrial                 685,000           13,303,714
Nichido Fire & Marine                        1,061,000            5,462,833
West Japan Railway                               3,023           11,592,328
---------------------------------------------------------------------------
                                                                 72,506,092

Malaysia:  1.3%
---------------------------------------------------------------------------
Sime Darby Berhad                            5,300,000            6,945,789
---------------------------------------------------------------------------

Netherlands:  6.8%
---------------------------------------------------------------------------
Elsevier                                       757,900            8,824,798
ING Groep                                      160,400            8,715,734
Royal Dutch Petroleum                          323,100           18,994,403
---------------------------------------------------------------------------
                                                                 36,534,935

New Zealand:  3.6%
---------------------------------------------------------------------------
Carter Holt Harvey                           5,390,700            6,494,139
Telecom Corp Of New Zealand                  2,965,600           12,804,586
---------------------------------------------------------------------------
                                                                 19,298,725

South Africa:  0.9%
---------------------------------------------------------------------------
Sanlam Limited*                              1,634,418            1,942,420
Sasol Limited                                  394,600            2,823,608
---------------------------------------------------------------------------
                                                                  4,766,028

Spain:  6.3%
---------------------------------------------------------------------------
Banco Santander Central Hispanoamericano       882,340            9,223,541
Iberdrola                                      840,900           12,854,796
Telefonica de Espana                           239,215           11,564,813
---------------------------------------------------------------------------
                                                                 33,643,150

                                             Number               Market
                                            of Shares             Value
---------------------------------------------------------------------------

United Kingdom:  27.9%
---------------------------------------------------------------------------
Associated British Food                        736,208         $  4,814,628
Bass                                           948,100           13,807,661
BG                                           2,207,300           13,529,210
Blue Circle Industry                         1,856,100           12,372,875
Boots Company                                1,081,400           12,923,551
British Airways                              1,688,300           11,627,455
Cable & Wireless                             1,117,500           14,245,893
GKN                                            877,000           15,035,886
Glaxo Wellcome                                 429,500           11,947,270
Great Universal Stores                         901,800           10,100,950
PowerGen                                     1,253,100           13,501,686
Rio Tinto                                      673,040           11,220,298
Taylor Woodrow                               1,433,400            4,141,123
---------------------------------------------------------------------------
                                                                149,268,486

Total Common Stock:  97.1%
(Cost $493,745,345)                                             520,226,485
---------------------------------------------------------------------------

                                             Par
Repurchase Agreement:                        Amount
---------------------------------------------------------------------------
State Street Bank and Trust Co.
Repurchase Agreement, dated 6/30/99, 4.40%,
maturing 7/1/99, collateralized by
$11,045,000 U.S. Treasury Bond, 8.50%,
2/15/20, market value $14,177,584          $13,773,000           13,773,000
---------------------------------------------------------------------------

Total Repurchase Agreement: 2.6%
(Cost $13,773,000)                                               13,773,000
---------------------------------------------------------------------------

Total Investments: 99.7%
(Cost $507,518,345)                                             553,999,485
---------------------------------------------------------------------------
Other Assets Over Liabilities: 0.3%                               2,004,727
---------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $13.584 per share
based on 39,457,935 shares issued and outstanding)             $536,004,212
---------------------------------------------------------------------------

Components of Net Assets at June 30, 1999:
---------------------------------------------------------------------------
Common Stock, $.01 par value
 100,000,000 authorized shares                                      394,579
Paid in capital in excess of par value of
 shares issued                                                  490,568,233
Undistributed net investment income                               2,060,388
Accumulated net realized gain on investments                     15,657,512
Net unrealized appreciation of investments
 and foreign currencies                                          27,323,500
---------------------------------------------------------------------------
Total Net Assets                                               $536,004,212
---------------------------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements

                             International Fund  2

Lincoln National International Fund, Inc.

Statement of Operations - Unaudited

June 30, 1999


Investment income:
 Dividends                                                      $ 9,425,360
-----------------------------------------------------------------------------
 Interest                                                           336,064
-----------------------------------------------------------------------------
 Less: Foreign withholding tax                                     (917,017)
-----------------------------------------------------------------------------
  Total investment income                                         8,844,407
-----------------------------------------------------------------------------

Expenses:
 Management fees                                                  1,973,603
-----------------------------------------------------------------------------
 Accounting fees                                                    166,500
-----------------------------------------------------------------------------
 Custodial fees                                                     122,000
-----------------------------------------------------------------------------
 Printing and postage                                                71,300
-----------------------------------------------------------------------------
 Directors fees                                                       2,100
-----------------------------------------------------------------------------
 Other                                                                5,151
-----------------------------------------------------------------------------
  Total expenses                                                  2,350,454
-----------------------------------------------------------------------------
Net investment income                                             6,493,953
-----------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
investments and foreign currency related transactions:
 Net realized gain (loss) on:
     Investment transactions                                      6,828,027
-----------------------------------------------------------------------------
     Foreign currency transactions                                1,297,080
-----------------------------------------------------------------------------
     Net realized gain on investment and
     foreign currency transactions                                8,125,107
-----------------------------------------------------------------------------
 Net change in unrealized appreciation
   (depreciation) of:
     Investments                                                 30,076,735
-----------------------------------------------------------------------------
     Foreign currency                                               281,329
-----------------------------------------------------------------------------
     Net change in unrealized appreciation of investments
     and foreign currency                                        30,358,064
-----------------------------------------------------------------------------
Net realized and unrealized gain on investments
  and foreign currency related transactions                      38,483,171
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                       $44,977,124
-----------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                   Six months
                                                   ended
                                                   6/30/99       Year ended
                                                   (Unaudited)   12/31/98
                                                   ---------------------------
Changes from operations:
------------------------------------------------------------------------------
 Net investment income                             $  6,493,953  $  7,975,000
------------------------------------------------------------------------------
 Net realized gain on investments and foreign
 currency related transactions                        8,125,107   118,404,110
------------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation) of investments and foreign currency  30,358,064   (61,910,646)
------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                            44,977,124    64,468,464
------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                               (9,937,473)   (5,842,740)
------------------------------------------------------------------------------
 Net realized gain on investments                  (109,585,193)  (18,026,179)
------------------------------------------------------------------------------
  Total distributions to shareholders              (119,522,666)  (23,868,919)
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions           108,895,452    (5,174,443)
------------------------------------------------------------------------------
 Total increase in net assets                        34,349,910    35,425,102
------------------------------------------------------------------------------

Net Assets, beginning of period                     501,654,302   466,229,200
------------------------------------------------------------------------------
Net Assets, end of period                          $536,004,212  $501,654,302
------------------------------------------------------------------------------

See accompanying notes to financial statements.

                             International Fund  3

Lincoln National International Fund, Inc.

Financial Highlights

(Selected data for each capital share outstanding throughout each period)

                                            Six months
                                            ended
                                            6/30/99     Period ended December 31,
                                            (unaudited) 1998       1997       1996       1995       1994(3)
                                            -----------------------------------------------------------------
Net asset value, beginning of period         $ 15.982   $ 14.673   $ 14.556   $ 13.398   $ 13.027   $ 12.642

Income from investment operations:
   Net investment income(2)                     0.192      0.253      0.066      0.071      0.069      0.033
   Net realized and unrealized gain
      on investments                            1.287      1.838      0.771      1.244      0.892      0.385
                                            -----------------------------------------------------------------
   Total from investment operations             1.479      2.091      0.837      1.315      0.961      0.418
                                            -----------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income        (0.322)    (0.189)         -     (0.071)    (0.069)    (0.033)
   Distributions from net realized gain on
       investment transactions                 (3.555)    (0.593)    (0.720)    (0.086)    (0.521)         -
                                            -----------------------------------------------------------------
Total dividends and distributions              (3.877)    (0.782)    (0.720)    (0.157)    (0.590)    (0.033)
                                            -----------------------------------------------------------------
Net asset value, end of period               $ 13.584   $ 15.982   $ 14.673   $ 14.556   $ 13.398   $ 13.027
                                            -----------------------------------------------------------------

Total Return(1)                                  9.55%     14.65%      6.00%      9.52%      8.89%      3.28%

Ratios and supplemental data:
   Ratio of expenses to average net assets       0.92%      0.93%      0.93%      1.19%      1.27%      1.24%
   Ratio of net investment income
       to average net assets                     2.55%      1.63%      0.44%      0.51%      0.59%      0.25%
   Portfolio Turnover                            9.16%    123.11%     77.58%     68.67%     63.15%     52.78%
   Net assets, end of period (000 omitted)   $536,004   $501,654   $466,229   $440,375   $358,391   $316,350

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Per share information for the six months ended June 30, 1999 and year ended December 31, 1998 was based on the average shares outstanding method.

(3) The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on May 1, 1994 through December 31, 1994. Accordingly, the total return and portfolio turnover have NOT been calculated on an annualized basis.

See accompanying notes to financial statements.

                             International Fund  4

Lincoln National International Fund, Inc.

Notes to Financial Statements - Unaudited

June 30, 1999

The Fund: Lincoln National International Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund trades in securities issued outside the United States - mostly stocks, with an occasional bond or money market security.

1. Significant Accounting Policies

Investment Valuation: Portfolio securities which are traded on an exchange are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Forward foreign currency contracts are valued at the forward exchange rates prevailing on the day of valuation. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the year. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rates.

                             International Fund  5

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .90% of the first $200,000,000 of the average daily net assets of the Fund, .75% of the next $200,000,000, and .60% of the average daily net assets of the Fund in excess of $400,000,000. The sub-advisor, Delaware Investment Advisors Ltd. ("DIAL"), which is an affiliate of the Advisor, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the six months ended June 30, 1999.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the six months ended June 30, 1999 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at June 30, 1999 are as follows:

          Aggregate         Aggregate       Gross             Gross             Net
          Cost of           Proceeds        Unrealized        Unrealized        Unrealized
          Purchases         From Sales      Appreciation      Depreciation      Appreciation
          ----------------------------------------------------------------------------------
          $44,357,855       $51,369,031     $60,958,666       $(34,477,526)     $26,481,140

4. Supplemental Financial Instrument Information

Forward Foreign Currency Contracts: The Fund may purchase or sell forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a financial instrument of foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts that were open at June 30, 1999 were as follows:

Contract to       Foreign               Foreign        U.S. Cost        Unrealized
Receive (Deliver) Currency              Proceeds       Settlement Date  Gain (Loss)
-----------------------------------------------------------------------------------
(24,729,062)      Great Britain Pound   $ 40,000,000   July 1999         $953,553
 24,729,062       Great Britain Pound     39,094,916   July 1999          (48,469)

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

                             International Fund  6

5. Credit and Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. Distribution of investments for the Fund, by industry, as a percentage of total investments, consisted of the following at June 30, 1999:

         Energy                              22.1%
         ----------------------------------------
         Consumer Products and Services      18.4
         ----------------------------------------
         Banking, Finance and Insurance      12.3
         ----------------------------------------
         Building and Materials               9.2
         ----------------------------------------
         Electrical and Electronics           8.8
         ----------------------------------------
         Industrial                           7.6
         ----------------------------------------
         Telecommunications                   7.5
         ----------------------------------------
         Transportation                       4.5
         ----------------------------------------
         Healthcare and Pharmaceuticals       4.2
         ----------------------------------------
         Others (individually less than 4%)   5.4
         ----------------------------------------
                                            100.0%
                                            =====

6. Summary of Changes From Capital Share Transactions

                                                     Shares Issued Upon                                   Net Increase (Decrease)
                             Capital                 Reinvestment of          Capital Shares              Resulting From Capital
                             Shares Sold             Dividends                Redeemed                    Share Transactions
                             ------------------------------------------------------------------------------------------------------
                             Shares     Amount       Shares     Amount        Shares       Amount         Shares      Amount
                             ------------------------------------------------------------------------------------------------------
Six months ended
  June 30, 1999 (unaudited): 2,868,496  $43,277,516  8,716,222  $119,522,666  (3,515,159)  $(53,904,730)  8,069,559   $108,895,452)
Year ended
  December 31, 1998:         3,664,156   57,112,244  1,595,567    23,868,919  (5,646,496)   (86,155,606)   (386,773)    (5,174,443)

7. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.


                             International Fund  7